================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM T-1
                                ________________


                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)___
                                ________________


                            FIRST UNION NATIONAL BANK
               (Exact name of Trustee as specified in its charter)

Two First Union Center
CHARLOTTE, NORTH CAROLINA                      28288                        58-1079889
(Address of principal executive office)        (Zip Code)          (I.R.S. Employer Identification No.)

                                 Teresa L. Davis
                            First Union National Bank
                             1100 First Union Plaza
                            999 Peachtree Street N.E.
                             Atlanta, Georgia 30309
                                 (404) 827-7346
            (Name, Address and Telephone Number of Agent for Service)
                         ______________________________

                       ACTION PERFORMANCE COMPANIES, INC.
               (Exact name of obligor as specified in its charter)

                                     ARIZONA
         (State or other jurisdiction of incorporation or organization)
                                   86-0704792
                        (IRS employer identification no.)
                              4707 E. Baseline Road
                             Phoenix, Arizona 85040
                                 (602) 337-3700

 (Name, address, including zip code, and telephone number, including area code, of principal executive offices)

                              Christopher S. Besing
                   Vice President and Chief Financial Officer
                       Action Performance Companies, Inc.
                              4707 E. Baseline Road
                             Phoenix, Arizona 85040
                                 (602) 337-3703
                         ______________________________

                 4 3/4% Convertible Subordinated Notes due 2005
                       (Title of the indenture securities)

================================================================================

1.       General information.

         (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

         The Comptroller of the Currency, Washington, D.C.
         Federal Reserve Bank of Atlanta, Georgia.
         Federal Deposit Insurance Corporation, Washington, D.C.
         Securities and Exchange Commission, Division of Market Regulation,
           Washington, D.C.

         (b) The Trustee is authorized to exercise corporate trust powers.

2.       Affiliations with obligor.

                  The obligor is not an affiliate of the Trustee.

16.      List of Exhibits.

         (1)      Articles of Association of the Trustee as now in effect.  (See
                  Exhibit 1 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

         (2) Certificate of Authority of the Trustee to commence business. (See Exhibit 2 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

         (3) Authorization of the Trustee to exercise corporate trust powers. Incorporated in Exhibit (4).

         (4) By-Laws of the Trustee, as amended, to date. (See Exhibit 4 of the Form T-1 filed in connection with Registration Statement No.333-31863, which is incorporated herein by reference)

         (5)      Not applicable.

         (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on Page 4 of this Form T-1 Statement.

         (7) Most recent report of condition of the Trustee. (See Exhibit 7 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia on the 12th day of May, 1998.


                                    FIRST UNION NATIONAL BANK
                                    (Trustee)



                                    BY: /s/  Teresa L. Davis
                                      ---------------------------------
                                        Teresa L. Davis, Vice President

                                                                 EXHIBIT T-1 (6)

                               CONSENT OF TRUSTEE


             Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of Notes of ACTION PERFORMANCE COMPANIES, INC., First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.



                                      FIRST UNION NATIONAL BANK


                                      BY: /s/ Emily E. Katt
                                         ---------------------------------
                                          Emily E. Katt, Vice President
Dated:
May 12, 1998